Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael P. Plisinski, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Onto Innovation Inc. (formerly known as Nanometrics Incorporated) on Form 10-Q for the quarterly period ended September 28, 2019, (a) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (b) that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Onto Innovation Inc.

November 7, 2019	/s/ Michael P. Plisinski
Michael P. Plisinski
Chief Executive Officer
(Principal Executive Officer)

I, Steven R. Roth, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of Onto Innovation Inc. (formerly known as Nanometrics Incorporated) on Form 10-Q for the quarterly period ended September 28, 2019, (a) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (b) that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Onto Innovation Inc.

November 7, 2019	/s/ Steven R. Roth
Steven R. Roth
Senior Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)

This certification accompanies the Quarterly Report on Form 10-Q for the period ended September 28, 2019 of Onto Innovation Inc. (the “Company”) pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed “filed” by the Company or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made before or after the date of this Quarterly Report and irrespective of any general incorporation language contained in such filing.